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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-78053) pertaining to the 1997 Equity Incentive Plan of our report dated March 8, 2000, with respect to the consolidated financial statements and schedule of Orbit/FR, Inc. included in the Company's Annual Report (Form 10-K) for the year ended December 31, 1999.


                                           /s/  Ernst & Young LLP

Philadelphia, Pennsylvania
August 14, 2001